EXHIBIT 10.1

Proposal to:	Turbine Truck Engine, Inc.
Address:	11120 NE 2nd Street
Suite 200
Bellevue, WA 98004

Attention:	Mr. Chris David

Copies to:	Mr. Enzo Cirillo
Mrs. Angelia Dean

Proposal for:	Gas-To-Liquid Process Design & Modeling

Proposal No.:	15-TTE-0331-P-001-R5
Date Submitted:	June 3, 2015

Proposal By	Sahoma Controlware, LLC
36 NE 52nd Street
Oklahoma City, OK 73105

Contact Name:	Justin Dean

Telephone:	(405)-604-0535 ext. 204

	Proposal No.:	15-TTE-0331-P-001-R5
GTL Phase 1	Date Submitted:	June 3rd, 2015
	Client Name: Location:	Turbine Truck Engines Bellevue, WA

Table of Contents:

1.0 General Description		3
1.1.	GTL Process Design, Modeling, and Simulation: High Voltage Section	3
1.2.	GTL Process Design, Modeling, and Simulation: Chemical Reactor	3
1.3.	GTL Process Design, Modeling, and Simulation: Process Loops	4
2.0 Scope of Deliverables		4
2.1.	Drawing & Documentation Deliverables	4
3.0 Services		5
3.1.	Technical Services Provided By SAHOMA CONTROLWARE	5
3.2.	Services not included or to be provided by others	5
4.0 Commercial		6
4.1.	Pricing	6
4.2.	Delivery Schedule	6
4.3.	Terms of Payment	6
5.0 Buyers Agreement		7

Appendix:

	Proposal No.:	15-TTE-0331-P-001-R5
GTL Phase 1	Date Submitted:	June 3rd, 2015
	Client Name: Location:	Turbine Truck Engines Bellevue, WA

1.0 GENERAL DESCRIPTION

Base Offering:

The intent of this proposal is to provide a firm price for performing Design, Modeling, and Simulation of Gas To Liquid Process for converting Methane & Oxygen Gas into Methanol Liquid using TT Engine’s owned GTL Process Technology. The deliverables and pricing included in this proposal are based on the following:

•	Patented Process Documentation by TT Engines
•	Conference Call Discussions between Sahoma Controlware and TT Engines

Refer to Section 2 herein for a list of deliverables included with this proposal, and Section 3 for the services. All pricing and commercial details are outlined in Section 4 herein.

1.1. GTL PROCESS DESIGN, MODELING, AND SIMULATION: HIGH VOLTAGE SECTION

The proposed services in the base scope is for Sahoma Controlware to evaluate, design & model Electromagnetic High Voltage Section. The High Voltage Section Output will be applied to the Chemical Reactor. This high voltage output will be applied to the Chemical Reactor. Sahoma Controlware will utilized SolidWorks Electrical Professional to Design this section. SolidWorks Electrical Professional will also be used to Model and simulate the following:

•	Electrical Efficiency
•	Power Factor
•	Short Circuit
•	Electromagnetic Strength
•	Etc.

1.2. GTL PROCESS DESIGN, MODELING, AND SIMULATION: CHEMICAL REACTOR

The proposed services in the base scope is for Sahoma Controlware to design, model, and simulate Chemical Reactor. The Chemical Reactor will consist of Electrostatic Plates, Reactor Housing, and Flow Element. Sahoma Controlware will utilized SolidWorks Premium for Mechanical, Structural, and Chemical/Process Design. SolidWorks Simulation Premium and SolidWorks Flow Simulation will be used to Model and simulate the following:

•	Gas Flow Design
•	Fluid Flow Design
•	Pressure Design
•	Structural/Thermal Design
•	Mechanical Design
•	Fatigue
•	Design Comparison
•	Etc.

	Proposal No.:	15-TTE-0331-P-001-R5
GTL Phase 1	Date Submitted:	June 3rd, 2015
	Client Name: Location:	Turbine Truck Engines Bellevue, WA

1.3. GTL PROCESS DESIGN, MODELING, AND SIMULATION: PROCESS LOOPS

The proposed services in the base scope is for Sahoma Controlware to design, model, and simulate Chemical Process. The Chemical Process will consist of Pressure Elements, Flow Elements, and Valve Elements. Sahoma Controlware will utilized SolidWorks Premium for Mechanical, Structural, and Chemical/Process Design. SolidWorks Simulation Premium and SolidWorks Flow Simulation will be used to Model and simulate the following:

•	Gas Flow Design
•	Fluid Flow Design
•	Pressure Design
•	Structural/Thermal Design
•	Mechanical Design
•	Fatigue
•	Design Comparison
•	Etc.

2.0 SCOPE OF DELIVERABLES

2.1. DRAWING & DOCUMENTATION DELIVERABLES

Item Description	Document Format
Process Design Document	MS Word and/or PDF
Mechanical, Electrical, Process Drawings	SolidWorks and/or PDF
Modeling & Simulations Reports	SolidWorks and/or PDF

	Proposal No.:	15-TTE-0331-P-001-R5
GTL Phase 1	Date Submitted:	June 3rd, 2015
	Client Name: Location:	Turbine Truck Engines Bellevue, WA

3.0 SERVICES

3.1. TECHNICAL SERVICES PROVIDED BY SAHOMA CONTROLWARE

•	Project Management and administrative services to facilitate Engineering, Design, Simulation and Modeling tasks associated with the proposed deliverables.
•	Provide Mechanical, Electrical, and Process Engineering & Design Services as outlined in this proposal.
•	Provide Mechanical, Electrical, and Process Simulation Services as outlined in this proposal.
•	Provide design submittals of SAHOMA CONTROLWARE system drawings.
•	Provide Weekly Reports for Project updated, road blocks, etc.
•	All Designs & Intellectual Property belong to Truck Turbine Engines, Inc.

3.2. SERVICES NOT INCLUDED OR TO BE PROVIDED BY OTHERS

The following services are not included as part of the SAHOMA CONTROLWARE services unless otherwise specified or requested:

•

Costs or monies to provide any customer required site specific training, safety certifications, or special testing including physicals, screening, or other criteria that has not been specified by the customer and agreed upon by SAHOMA CONTROLWARE.

•	Training: This service can be provided upon request for an additional price after further discussions with the customer have occurred regarding the necessary training required.
•	Process Test System Design & Development is not included in this project. This will be address in another phase.
•

Excessive Time Spent for unforeseen design issues are not included. This is based on Sahoma Controlware spending more than double the time estimated in the Base Scope. Compensation will be agreed by managing members of TT Engines and Sahoma Controlware at that time.

	Proposal No.:	15-TTE-0331-P-001-R5
GTL Phase 1	Date Submitted:	June 3rd, 2015
	Client Name: Location:	Turbine Truck Engines Bellevue, WA

4.0  COMMERCIAL

4.1. PRICING

The pricing for the design, supply, and fabrication of equipment as specified in this Proposal:

Base:	One (1 R&D GTL Process Engineering, Design, Modeling, and Simulation services as described herein.	$36,080.00

Currency:	US Dollars
Point of Delivery:	Bellevue, Washington
Freight:	Not Included “cost to be added to final invoice”
Proposal Validity:	July 2, 2015
Price Escalation:	See attached 'Terms and Conditions of Sale'
Taxes:	Not Included – All taxes state & local taxes levied shall be invoice additional to the base price amount.
Duties:	Not Included:
Field Service	Not Included:

4.2. DELIVERY SCHEDULE

Preliminary Delivery Schedule date for shipment	6-8 Weeks ARO

The proposed schedule is valid for thirty (30) days from date of Proposal and is subject to availability of materials and receipt of prior orders, and may be revised during final negotiation and confirmed before award. Actual details pertaining to the shipping dates of specific items will be handled during administration of the contract.

4.3. TERMS OF PAYMENT

All payments are due NET 30 unless otherwise agreed to with the exception of “Award of Purchase Order” milestone. This milestone is due upon receipt. Project will not begin until this milestone payment is received.

Base:

30%	Award of Project	$ 10,824.00	Receipt of Invoice
40%	First Submittal of Design & Modeling Document	$ 14,432.00	NET 30
30%	Project Documentation Complete	$ 10,824.00	NET 30

	Proposal No.:	15-TTE-0331-P-001-R5
GTL Phase 1	Date Submitted:	June 3rd, 2015
	Client Name: Location:	Turbine Truck Engines Bellevue, WA

5.0 BUYERS AGREEMENT

Proposal Number: 15-TTE-0331-P-001-R5

Project Number: 15-TTE-001

Proposal Amount $36,080.00

Please acknowledge your acceptance of this agreed upon purchase price, payment plan and General Terms & Conditions by signing and returning a copy of this page to Sahoma Controlware, LLC with your confirmed order/purchase order.

30% Award of Project ($10,824.00) Receipt of Invoice

40% First Submittal of Design & Modeling Document ($14,432.00) NET 30

30% Project Documentation Complete ($10,824.00) NET 30

Buyers Acceptance (Signature)  /s/ Chris David   Date: June 3, 2015

Printed Name: Chris David, President

Company Name: Turbine Truck Engines, Inc.

Company Order Reference Number: GTL Phase 1